===============================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: September 6, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                                             ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 8.01 OTHER EVENTS

     On September 6, 2005, the Company announced that the ATWOOD BEACON, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a twenty-five (25) month contract by Gujarat State Petroleum Corporation Ltd. ("GSPC") to drill offshore India. The contract provides for a dayrate of $113,000 for the first thirteen (13) months and $133,500 for the last twelve (12) months, with a moving rate of $110,000 plus all tow vessels to be provided by GSPC. Immediately upon the rig completing its current contract in Vietnam (estimated May/June 2006), it will be towed to Singapore by GSPC at a moving rate of $110,000. Upon arriving in Singapore, the rig will enter a shipyard to have its final section of legs installed, which will take approximately two (2) weeks to complete, with the downtime covered by $70,000 per day in remaining loss of hire insurance. Immediately upon leaving the shipyard, the rig will be mobilized to India.

     A copy of the press release announcing the ATWOOD BEACON contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated September 6, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATWOOD OCEANICS, INC.
                                    (Registrant)



                                    /s/ James M. Holland
                                    James M. Holland
                                    Senior Vice President

                                    DATE: September 6, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION


EX - 99.1             Press Release dated September 6, 2005

                                                             EXHIBIT EX. - 99.1

                ATWOOD OCEANICS ANNOUNCES ATWOOD BEACON CONTRACT

Houston, Texas
6 September 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the ATWOOD BEACON, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a twenty-five (25) month contract by Gujarat State Petroleum Corporation Ltd. ("GSPC") to drill offshore India. The contract provides for a dayrate of $113,000 for the first thirteen (13) months and $133,500 for the last twelve (12) months, with a moving rate of $110,000 plus all tow vessels to be provided by GSPC. Immediately upon the rig completing its current contract in Vietnam (estimated May/June 2006), it will be towed to Singapore by GSPC at a moving rate of $110,000. Upon arriving in Singapore, the rig will enter a shipyard to have its final section of legs installed, which will take approximately two (2) weeks to complete, with the downtime covered by $70,000 per day in remaining loss of hire insurance. Immediately upon leaving the shipyard, the rig will be mobilized to India.



     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                      Contact:  Jim Holland
                                                             (281) 749-7804